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EXHIBIT 99.1

Certification Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

        In our capacities as President and Chief Executive Officer and Vice President and Chief Financial Officer of Stressgen Biotechnologies Corporation (the "Company") we hereby certify based on our respective knowledge that: (a) the enclosed Quarterly Report on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Quarterly Report.

/s/ DANIEL L. KORPOLINSKI Daniel L. Korpolinski President and Chief Executive Officer
/s/ DONALD D. TARTRE Donald D. Tartre Vice President and Chief Financial Officer

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  EXHIBIT 99.1
Certification Pursuant to Section 906 of Sarbanes-Oxley Act of 2002